PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs during 1996 while long-term interest rates moved somewhat higher during the year. Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

For the second consecutive year, the high yield bond market outperformed other domestic fixed income markets. The favorable economic climate helped many high yield issuers improve their credit profiles during the year. Additionally, the strong equity markets provided an important source of capital to many companies. A low default rate and several credit-enhancing merger and acquisition (M&A) events also helped the market. Finally, continued net inflows to the high yield asset class from mutual funds and institutional investors seeking to improve on low Treasury and investment grade yields easily absorbed near-record issuance.

For 1996, First Investors Fund For Income Class A shares posted a total return on a net asset value basis of 13.4% compared with 13.7% for the average of all high yield funds as measured by Lipper Analytical Services, Inc. Class B shares posted a total return of 12.5%. The ten year Treasury bond, by contrast, produced a meager .1% return during the year. One factor aiding your Fund's performance in 1996 was M&A activity. A consolidation involving two of the companies in the United Kingdom cable/telephone sector increased investor interest and improved credit profiles. Additionally, PanAmSat, one of the larger investments in the Fund, agreed to merge with a satellite subsidiary of Hughes Aerospace. Corporate restructuring also aided performance. The proposed split of Waban into two companies, the orderly liquidation of Horizon Cellular and the reorganization of Mediq were examples of transactions which resulted in bond tenders at premium prices.

While the overall market had a good tone in 1996, the price decline for bonds of companies which failed to meet expectations was swift and extreme. While the Fund avoided defaults during the year, the collapse of a marketing and distribution partnership among CAI Wireless, NYNEX and Bell Atlantic led to severe losses in the CAI position. Worse than expected results at Riverwood International also hurt Fund performance. Finally, moderate underperformance by the U.S. cable sector served as a drag on results.

Investors who buy bonds funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse

FIRST INVESTORS FUND FOR INCOME, INC.

economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

While the strong market performance of 1995 and 1996 will be difficult to match, we believe that the overall fundamentals of the high yield market remain attractive and that default rates will remain low. Continued performance in excess of the market's weighted yield to maturity will depend on continued upgrades through credit improvement and acquisitions. We further believe that 1997 will continue to be a "bond-picker's" market, where poor credit choices are difficult to exit before severe price erosion occurs. Our research efforts in the coming year will focus on trying to find those credits which will benefit from continued consolidation, deleveraging or growth.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997: moderate growth, low inflation, and strong demand for financial assets. A significant risk to the market is that inflation may increase due to the length of economic expansion. This could lead the Federal Reserve to raise interest rates, hurting both the bond and stock markets. On the other hand, the markets may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. We will continue to be alert to events that may affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

      [SIGNATURE]

Nancy W. Jones
Vice President
  and Portfolio Manager

January 31, 1997

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS FUND FOR INCOME, INC.

Comparison of change in value of $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) and the First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 FUND FOR INCOME         FIRST BOSTON HIGH YIELD INDEX
Jan-87                                           $9,375                        $10,000
Dec-87                                            9,247                         12,319
Dec-88                                           10,520                         14,001
Dec-89                                            9,692                         14,054
Dec-90                                            8,025                         13,157
Dec-91                                           11,463                         18,914
Dec-92                                           13,378                         22,065
Dec-93                                           15,794                         26,237
Dec-94                                           15,886                         25,983
Dec-95                                           18,831                         30,498
Dec-96                                           21,366                         34,286
                           Average Annual Total Return*
                                            N.A.V. Only                         S.E.C.    Standardized
Class A shares
One Year                                         13.40%                                          6.20%
Five Years                                       13.25%                                         11.78%
Ten Years                                         8.59%                                          7.88%
S.E.C. 30-Day Yield                                                              6.84%
Class B shares
One Year                                         12.51%                                          8.06%
Since Inception
(1/12/95)                                        15.22%                                         12.83%
S.E.C. 30-Day Yield                                                              6.61%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS FUND FOR INCOME, INC. (CLASS A SHARES) BEGINNING 1/1/87 WITH A THEORETICAL INVESTMENT IN THE FIRST BOSTON HIGH YIELD INDEX. THE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 852 DIFFERENT ISSUES, 706 OF WHICH ARE CASH PAY, 127 OF WHICH ARE ZERO-COUPON, 9 OF WHICH ARE STEP BONDS, 1 IS A PAYMENT-IN-KIND BOND AND THE REMAINING 9 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 7.8 YEARS, AN AVERAGE MATURITY OF 7.8 YEARS, AN AVERAGE DURATION OF 4.2 YEARS AND AN AVERAGE COUPON OF 10.6%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/96) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/29/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 8.5%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. THE FUND WAS CLOSED TO NEW INVESTMENTS FROM 11/9/90 TO 7/27/92. FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CS FIRST BOSTON AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO COMPOSITION
FIRST INVESTORS FUND FOR INCOME, INC.

The dollar weighted average of credit ratings of all bonds held by the Fund during the 1996 fiscal year and the dollar weighted average of the total of the Fund's investments in zero coupon bonds during the 1996 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 1996 fiscal year and is not necessarily representative of the Fund as of the end of its 1996 fiscal year, the current fiscal year or at any other time in the future.

--------------------------------------------------------------------------------

                             Comparable Quality of
             Rated by        Unrated Securities to
             Moody's         Bonds Rated by Moody's
-------------------------------------------------------
Aaa              1.02%                  0.00%
A2               0.10                   0.00
Baa2             1.01                   0.00
Baa3             0.49                   0.00
Ba1              0.71                   0.27
Ba2              1.30                   0.05
Ba3             13.11                   0.17
B1              24.70                   0.00
B2              21.72                   0.00
B3              18.43                   0.00
Caa              3.05                   3.04
Ca               0.01                   0.00

--------------------------------------------------------------------------------

Zero
Coupon
Bonds           10.68%

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1996

---------------------------------------------------------------------------------------------
                                                                                       AMOUNT
                                                                                     INVESTED
                                                                                     FOR EACH
PRINCIPAL                                                                          $10,000 OF
  AMOUNT   SECURITY                                                         VALUE  NET ASSETS
---------------------------------------------------------------------------------------------
           CORPORATE BONDS--86.1%
           AEROSPACE/DEFENSE--.3%
$  1,250M  K & F Industries, Inc., 10.375%, 2004                     $  1,318,750     $    30
---------------------------------------------------------------------------------------------
           AGRICULTURAL PRODUCTS--1.1%
   4,500M  Terra Industries, Inc., 10.50%, 2005                         4,882,500         112
---------------------------------------------------------------------------------------------
           APPAREL/TEXTILES--2.4%
   2,000M  Dan River, Inc., 10.125%, 2003                               2,010,000          46
   1,200M  Pillowtex Corp., 10%, 2006 (Note 4)                          1,236,000          28
   7,000M  Westpoint Stevens, Inc., 9.375%, 2005                        7,157,500         165
---------------------------------------------------------------------------------------------
                                                                       10,403,500         239
---------------------------------------------------------------------------------------------
           AUTOMOTIVE--3.8%
   2,800M  Collins & Aikman Products Co., 11.50%, 2006                  3,052,000          70
   2,000M  Exide Corp., 10%, 2005                                       2,070,000          48
   4,000M  Lear Seating, Inc., 11.25%, 2000                             4,105,000          94
   2,260M  Safelite Glass Corp., 9.875%, 2006 (Note 4)                  2,316,500          53
   4,400M  SPX Corp., 11.75%, 2002                                      4,917,000         113
---------------------------------------------------------------------------------------------
                                                                       16,460,500         378
---------------------------------------------------------------------------------------------
           BUILDING MATERIALS--3.7%
   4,500M  American Standard Corp., 11.375%, 2004                       4,826,250         111
   4,500M  American Standard Corp., 0% - 10.50%, 1998                   4,213,125          97
   4,950M  Triangle Pacific Corp., 10.50%, 2003                         5,222,250         120
   1,630M  Waxman USA Inc., 11.125%, 2001                               1,630,000          37
---------------------------------------------------------------------------------------------
                                                                       15,891,625         365
---------------------------------------------------------------------------------------------
           CHEMICALS--6.8%
   4,200M  Harris Chemical North America, Inc., 10.25%, 2001            4,378,500         101
   6,125M  Harris Chemical North America, Inc., 10.75%, 2003            6,354,687         146
   6,600M  Rexene Corp., 11.75%, 2004                                   7,326,000         168
   6,000M  Synthetic Industries, Inc., 12.75%, 2002                     6,615,000         152
   4,500M  Texas Petrochemicals Corp., 11.125%, 2006                    4,837,500         111
---------------------------------------------------------------------------------------------
                                                                       29,511,687         678
---------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1996

---------------------------------------------------------------------------------------------
                                                                                       AMOUNT
                                                                                     INVESTED
                                                                                     FOR EACH
PRINCIPAL                                                                          $10,000 OF
  AMOUNT   SECURITY                                                         VALUE  NET ASSETS
---------------------------------------------------------------------------------------------
           CONSUMER NON-DURABLES--.9%
$  1,000M  E & S Holdings, Inc., 10.375%, 2006 (Note 4)              $  1,045,000     $    24
   2,000M  Hines Horticulture, Inc., 11.75%, 2005                       2,130,000          49
     600M  Plastic Containers, Inc., 10%, 2006 (Note 4)                   612,000          14
---------------------------------------------------------------------------------------------
                                                                        3,787,000          87
---------------------------------------------------------------------------------------------
           CONSUMER PRODUCTS--.4%
   1,500M  Herff Jones, Inc., 11%, 2005                                 1,605,000          37
---------------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--3.8%
  10,000M  Owens Illinois, Inc., 11%, 2003                             11,150,000         256
   5,250M  Sweetheart Cup Co., Inc., 10.50%, 2003                       5,512,500         127
---------------------------------------------------------------------------------------------
                                                                       16,662,500         383
---------------------------------------------------------------------------------------------
           DURABLE GOODS MANUFACTURING--2.6%
   1,000M  Amtrol Acquisition, Inc., 10.625%, 2006 (Note 4)             1,030,000          24
   2,500M  Day International Group, Inc., 11.125%, 2005                 2,625,000          60
   4,275M  Fairfield Manufacturing, Inc., 11.375%, 2001                 4,467,375         103
   4,000M  RACI Acquisition Corp., 10%, 2003 (Note 4)                   3,370,000          77
---------------------------------------------------------------------------------------------
                                                                       11,492,375         264
---------------------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--.9%
   3,650M  Essex Group, Inc., 10%, 2003                                 3,759,500          86
---------------------------------------------------------------------------------------------
           ELECTRONICS/INSTRUMENTS/COMPONENTS--.7%
   3,000M  Advanced Micro Devices, Inc., 11%, 2003                      3,247,500          75
---------------------------------------------------------------------------------------------
           ENERGY--3.9%
   3,500M  Deeptech International, Inc., 12%, 2000                      3,745,000          86
   3,500M  Falcon Drilling Co., Inc., 9.75%, 2001                       3,605,000          83
   5,000M  KCS Energy Inc., 11%, 2003                                   5,425,000         125
   3,900M  Maxus Energy Corp., 11.50%, 2015                             4,090,125          94
---------------------------------------------------------------------------------------------
                                                                       16,865,125         388
---------------------------------------------------------------------------------------------
           FINANCIAL--.7%
   2,800M  Terra Nova Holdings, PLC, 10.75%, 2005                       3,164,000          73
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                       AMOUNT
                                                                                     INVESTED
                                                                                     FOR EACH
PRINCIPAL                                                                          $10,000 OF
  AMOUNT   SECURITY                                                         VALUE  NET ASSETS
---------------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--1.5%
$  1,000M  Delta Beverage Group, Inc., 9.75%, 2003 (Note 4)          $  1,027,500     $    24
   5,000M  TLC Beatrice International Holdings, Inc.,
             11.50%, 2005                                               5,312,500         122
---------------------------------------------------------------------------------------------
                                                                        6,340,000         146
---------------------------------------------------------------------------------------------
           GAMING/LODGING--2.8%
   4,000M  Casino America, Inc., 12.50%, 2003                           3,760,000          86
     500M  Majestic Star Casino, LLC, 12.75%, 2003                        536,250          12
   2,500M  Player's International, Inc., 10.875%, 2005                  2,475,000          57
   2,250M  Prime Hospitality Corp., 9.25%, 2006                         2,278,125          52
   3,000M  Showboat, Inc., 9.25%, 2008                                  2,947,500          68
---------------------------------------------------------------------------------------------
                                                                       11,996,875         275
---------------------------------------------------------------------------------------------
           HEALTHCARE--7.7%
   3,000M  Genesis Healthcare, Inc., 9.75%, 2005                        3,135,000          72
   4,400M  Healthsouth Rehabilitation Corp., 9.50%, 2001                4,664,000         107
   1,000M  IMED Corp., 9.75%, 2006 (Note 4)                             1,017,500          23
   4,500M  Integrated Health Services, Inc., 10.75%, 2004               4,781,250         110
   3,750M  Integrated Health Services, Inc., 10.25%, 2006
             (Note 4)                                                   3,918,750          90
   6,000M  Ornda Healthcorp., 12.25%, 2002                              6,420,000         148
   2,550M  Ornda Healthcorp., 11.375%, 2004                             2,945,250          68
   2,200M  Owens & Minor, Inc., 10.875%, 2006                           2,343,000          54
   3,800M  Tenet Healthcare Corporation, 10.125%, 2005                  4,194,250          96
---------------------------------------------------------------------------------------------
                                                                       33,419,000         768
---------------------------------------------------------------------------------------------
           INDUSTRIAL SERVICES--.2%
   1,000M  Mettler-Toledo, 9.75%, 2006                                  1,045,000          24
---------------------------------------------------------------------------------------------
           INFORMATION TECHNOLOGY/OFFICE EQUIPMENT--.7%
   3,500M  Dictaphone Corp., 11.75%, 2005                               3,185,000          73
---------------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--16.9%
   3,500M  Allbritton Communications Corp., 9.75%, 2007                 3,395,000          78
   5,000M  Bell Cablemedia, PLC, 0% - 11.95%, 2004                      4,375,000         101
   3,000M  CF Cable TV, Inc., 11.625%, 2005                             3,502,500          81
   5,000M  Comcast United Kingdom Cable Corp., 0% - 11.20%,
             2007                                                       3,550,000          82
---------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1996

---------------------------------------------------------------------------------------------
                                                                                       AMOUNT
                                                                                     INVESTED
                                                                                     FOR EACH
PRINCIPAL                                                                          $10,000 OF
  AMOUNT   SECURITY                                                         VALUE  NET ASSETS
---------------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION (continued)
$  4,750M  Diamond Cable Communications, PLC, 0% - 11.75%,
             2005                                                    $  3,378,438     $    78
  10,550M  Echostar Communications Corp., 0% - 12.875%, 2004            8,677,375         199
   5,500M  Jones Intercable, Inc., 11.50%, 2004                         5,981,250         138
   5,000M  Marcus Cable Operating Co., 0% - 13.50%, 2004                4,087,500          94
   4,000M  MDC Communications Corp., 10.50%, 2006                       4,125,000          95
   5,000M  PanAmSat Capital Corp., 0% - 11.375%, 2003                   4,637,500         107
   6,150M  Rogers Communication Inc., 10.875%, 2004                     6,472,875         149
   6,000M  SCI Television Corp., 11%, 2005                              6,420,000         148
   2,000M  Sinclair Broadcasting Group, 10%, 2005                       2,030,000          47
   6,500M  Videotron Holdings, PLC, 0% - 11.125%, 2004                  5,590,000         129
   4,000M  Videotron, Ltd., 10.25%, 2002                                4,240,000          97
   3,000M  Young Broadcasting Corp., 10.125%, 2005                      3,105,000          71
---------------------------------------------------------------------------------------------
                                                                       73,567,438       1,694
---------------------------------------------------------------------------------------------
           MINING/METALS--5.5%
   5,001M  Carbide/Graphite Group, Inc., 11.50%, 2003                   5,426,085         125
   2,750M  Earle M. Jorgensen Co., 10.75%, 2000                         2,818,750          65
   1,400M  Euramax International, PLC, 11.25%, 2006 (Note 4)            1,447,250          33
   4,000M  Renco Metals, Inc., 11.50%, 2003                             4,210,000          97
   4,000M  Russel Metals, Inc., 10.25%, 2000                            4,060,000          93
   1,155M  UCAR Global Enterprises, Inc., 12%, 2005                     1,329,694          31
   5,000M  Wheeling-Pittsburgh Steel Corp., 9.375%, 2003                4,850,000         111
---------------------------------------------------------------------------------------------
                                                                       24,141,779         555
---------------------------------------------------------------------------------------------
           MISCELLANEOUS--1.7%
   1,800M  Allied Waste, North America, 10.25%, 2006 (Note
             4)                                                         1,890,000          43
   4,000M  Monarch Marking Systems, Inc., 12.50%, 2003                  4,600,000         106
     700M  Muzak, L.P./ Muzak Capital Corp., 10%, 2003                    715,750          16
---------------------------------------------------------------------------------------------
                                                                        7,205,750         165
---------------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--7.0%
   4,000M  Container Corp., 11.25%, 2004                                4,330,000         100
   4,000M  Gaylord Container Corp., 11.50%, 2001                        4,240,000          97
   4,500M  Riverwood International, 10.25%, 2006                        4,432,500         102
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                       AMOUNT
                                                                                     INVESTED
                                                                                     FOR EACH
PRINCIPAL                                                                          $10,000 OF
  AMOUNT   SECURITY                                                         VALUE  NET ASSETS
---------------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS (continued)
$  5,600M  S.D. Warren Co., Inc., 12%, 2004                          $  6,048,000     $   139
   5,500M  Stone Container Corp., 11.875%, 1998                         5,802,500         133
   3,000M  Stone Container Corp., 9.875%, 2001                          3,030,000          70
   2,600M  Stone Container Corp., 10.75%, 2002                          2,743,000          63
---------------------------------------------------------------------------------------------
                                                                       30,626,000         704
---------------------------------------------------------------------------------------------
           RETAIL-GENERAL MERCHANDISE--2.3%
   4,500M  Barnes & Noble, Inc., 11.875%, 2003                          4,882,500         112
   4,500M  Waban, Inc., 11%, 2004                                       5,040,000         116
---------------------------------------------------------------------------------------------
                                                                        9,922,500         228
---------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--5.0%
   7,300M  American Communication Services, Inc., 0% - 13%,
             2005                                                       4,307,000          99
   2,500M  Brooks Fiber Properties, Inc., 0% - 11.875%, 2006
             (Note 4)                                                   1,593,750          37
   3,300M  Brooks Fiber Properties, Inc., 0% - 10.875%, 2006            2,202,750          51
     500M  CAI Wireless Systems, Inc., 12.25%, 2002                       240,000           6
   2,600M  GST USA Inc., 0% - 13.875%, 2005                             1,664,000          38
   3,800M  InterCel, Inc., 0% - 12%, 2006                               2,306,600          53
   6,000M  Nextlink Communications, Inc., 12.50%, 2006                  6,450,000         148
   2,800M  Paging Network, Inc., 11.75%, 2002                           3,010,000          69
---------------------------------------------------------------------------------------------
                                                                       21,774,100         501
---------------------------------------------------------------------------------------------
           TRANSPORTATION--2.8%
   5,700M  Eletson Holdings, Inc., 9.25%, 2003                          5,742,750         132
   3,100M  Moran Transportation Co., 11.75%, 2004                       3,348,000          77
   3,350M  Trism, Inc., 10.75%, 2000                                    3,190,875          73
---------------------------------------------------------------------------------------------
                                                                       12,281,625         282
---------------------------------------------------------------------------------------------
           TOTAL VALUE OF CORPORATE BONDS (cost
            $355,549,222)                                             374,556,629       8,610
---------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1996

---------------------------------------------------------------------------------------------
                                                                                       AMOUNT
                                                                                     INVESTED
  SHARES                                                                             FOR EACH
      OR                                                                           $10,000 OF
WARRANTS   SECURITY                                                         VALUE  NET ASSETS
---------------------------------------------------------------------------------------------
           COMMON STOCKS--.3%
           MEDIA/CABLE TELEVISION--.2%
  35,753   *Echostar Communications - Class - "A"                    $    786,566     $    18
---------------------------------------------------------------------------------------------
           RETAIL - GENERAL MERCHANDISE--.1%
  96,129   *Barry's Jewelers, Inc.                                        216,290           5
---------------------------------------------------------------------------------------------
           TOTAL VALUE OF COMMON STOCKS (cost $2,179,297)               1,002,856          23
---------------------------------------------------------------------------------------------
           PREFERRED STOCKS--5.3%
           CONSUMER STAPLES--1.1%
   4,300   Time Warner, Inc., 10.25%, PIK, Series "K"                   4,665,500         107
---------------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--3.4%
  77,085   Cablevision Systems Corp., 11.125%, PIK                      6,899,108         159
  11,485   K-III Communications Corp., 11.625%, PIK, Series
             "B"                                                        1,160,034          27
   5,519   PanAmSat Capital Corp., 12.75%, PIK                          6,765,304         155
---------------------------------------------------------------------------------------------
                                                                       14,824,446         341
---------------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.8%
 100,000   S.D. Warren Co., Inc., 14%                                   3,650,000          84
---------------------------------------------------------------------------------------------
           TOTAL VALUE OF PREFERRED STOCKS (cost
            $21,376,365)                                               23,139,946         532
---------------------------------------------------------------------------------------------
           WARRANTS--.4%
           GAMING/LODGING--.0%
   7,000   *Goldriver Finance Corp., Liquidating Trust                     49,000           1
---------------------------------------------------------------------------------------------
           PAPER/FOREST PRODUCTS--.2%
  55,390   *Gaylord Container Corp. (expiring 11/1/02)                    342,725           8
 100,000   *S.D. Warren Co., Inc. (expiring 12/15/06) (Note
             4)                                                           500,000          12
---------------------------------------------------------------------------------------------
                                                                          842,725          20
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                       AMOUNT
WARRANTS                                                                             INVESTED
      OR                                                                             FOR EACH
PRINCIPAL                                                                          $10,000 OF
  AMOUNT   SECURITY                                                         VALUE  NET ASSETS
---------------------------------------------------------------------------------------------
           RETAIL-GENERAL MERCHANDISE--.0%
  65,000   *Cort Business Services Corp. (expiring 9/1/98)           $    146,250     $     3
---------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--.2%
   7,300   *American Communication Services, Inc. (expiring
             11/1/05)                                                     620,500          14
---------------------------------------------------------------------------------------------
           TOTAL VALUE OF WARRANTS (cost $214,858)                      1,658,475          38
---------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS--2.4%
$ 10,000M  U.S. Treasury Note, 7.25%, 2004 (cost
             $10,884,375)                                              10,531,250         242
---------------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--4.1%
   9,930M  Brown-Forman Corp., 5.50%, 1/17/97                           9,905,727         228
   1,000M  S.C. Johnson & Son, Inc., 7%, 1/2/97                           999,806          23
   7,000M  Texaco, Inc., 6%, 1/3/97                                     6,997,666         161
---------------------------------------------------------------------------------------------
           TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
            $17,903,199)                                               17,903,199         412
---------------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $408,107,316)                 98.6%   428,792,355       9,857
OTHER ASSETS, LESS LIABILITIES                                  1.4      6,226,489         143
----------------------------------------------------------------------------------------------
NET ASSETS                                                    100.0%  $435,018,844     $10,000
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS FUND FOR INCOME, INC.
December 31, 1996

-------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (identified
  cost $408,107,316) (Note 1A)...................                      $  428,792,355
Cash.............................................                             353,937
Receivables:
  Interest.......................................    $    7,951,063
  Capital shares sold............................            74,195         8,025,258
                                                     --------------
Other assets.....................................                             168,816
                                                                       --------------
Total Assets.....................................                         437,340,366
LIABILITIES
Payables:
  Cash portion of dividend payable January 15,
    1997.........................................         1,274,628
  Capital shares redeemed........................           595,337
Accrued advisory fee.............................           266,030
Accrued expenses.................................           185,527
                                                     --------------
Total Liabilities................................                           2,321,522
                                                                       --------------
NET ASSETS (Note 6):
  Class A (100,684,163 shares outstanding).......       431,678,363
  Class B (780,354 shares outstanding)...........         3,340,481    $  435,018,844
                                                     --------------
                                                                       --------------
                                                                       --------------
NET ASSETS CONSIST OF:
Capital paid in..................................                      $1,086,474,710
Undistributed net investment income..............                           5,067,191
Accumulated net realized loss on investment
  transactions...................................                        (677,208,096)
Net unrealized appreciation in value of
  investments....................................                          20,685,039
                                                                       --------------
Total............................................                      $  435,018,844
                                                                       --------------
                                                                       --------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE - CLASS A................................                      $         4.29
                                                                                -----
                                                                                -----
MAXIMUM OFFERING PRICE PER SHARE - CLASS A
  ($4.29/.9375)*.................................                      $         4.58
                                                                                -----
                                                                                -----
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B................................                      $         4.28
                                                                                -----
                                                                                -----

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS FUND FOR INCOME, INC.
Year Ended December 31, 1996

-------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.......................................    $   42,062,719
  Dividends (Note 1E)............................         2,060,217
  Consent fees...................................           470,676
                                                     --------------
Total income.....................................                      $   44,593,612

Expenses (Notes 1E and 3):
  Advisory fee...................................         3,153,822
  Shareholder servicing costs....................           848,199
  Distribution plan expenses - Class A...........           637,627
  Distribution plan expenses - Class B...........            21,497
  Reports and notices to shareholders............           124,870
  Professional fees..............................            70,722
  Custodian fees.................................            43,823
  Other expenses.................................            75,043
                                                     --------------
Total expenses...................................         4,975,603

Less: Custodian fees paid indirectly.............           (19,257)
                                                     --------------
Net expenses.....................................                           4,956,346
                                                                       --------------
Net investment income............................                          39,637,266

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):

Net realized loss on investments.................        (5,886,757)
Net unrealized appreciation of investments.......        19,592,189
                                                     --------------
Net gain on investments..........................                          13,705,432
                                                                       --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................                      $   53,342,698
                                                                       --------------
                                                                       --------------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS FUND FOR INCOME, INC.

-------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                         1996              1995
-------------------------------------------------    --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income..........................    $   39,637,266    $   39,800,885
  Net realized gain (loss) on investments........        (5,886,757)        4,041,341
  Net unrealized appreciation of investments.....        19,592,189        27,647,990
                                                     --------------    --------------
    Net increase in net assets resulting from
      operations.................................        53,342,698        71,490,216
                                                     --------------    --------------
DIVIDENDS TO SHAREHOLDERS
  Net investment income - Class A................       (37,526,146)      (37,489,349)
  Net investment income - Class B................          (210,871)          (71,432)
                                                     --------------    --------------
    Total dividends..............................       (37,737,017)      (37,560,781)
                                                     --------------    --------------
CAPITAL SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold......................        14,956,436        13,975,925
  Value of dividends reinvested..................        25,915,540        25,433,839
  Cost of shares redeemed........................       (50,539,459)      (48,423,529)
                                                     --------------    --------------
                                                         (9,667,483)       (9,013,765)
                                                     --------------    --------------
Class B:
  Proceeds from shares sold......................         1,604,309         1,762,436
  Value of dividends reinvested..................           127,411            45,376
  Cost of shares redeemed........................          (249,045)         (112,219)
                                                     --------------    --------------
                                                          1,482,675         1,695,593
                                                     --------------    --------------
  Net decrease from capital share transactions...        (8,184,808)       (7,318,172)
                                                     --------------    --------------
    Net increase in net assets...................         7,420,873        26,611,263
NET ASSETS
  Beginning of year..............................       427,597,971       400,986,708
                                                     --------------    --------------
  End of year (including undistributed net
    investment income of $5,067,191 and
    $3,166,942, respectively)....................    $  435,018,844    $  427,597,971
                                                     --------------    --------------
                                                     --------------    --------------
(a)CAPITAL SHARES ISSUED AND REDEEMED
Class A:
  Sold...........................................         3,564,924         3,505,873
  Issued for dividends reinvested................         6,171,776         6,340,562
  Redeemed.......................................       (12,071,004)      (12,088,258)
                                                     --------------    --------------
  Net decrease in Class A capital shares
    outstanding..................................        (2,334,304)       (2,241,823)
                                                     --------------    --------------
                                                     --------------    --------------
Class B:
  Sold...........................................           383,768           442,113
  Issued for dividends reinvested................            30,324            11,234
  Redeemed.......................................           (59,519)          (27,566)
                                                     --------------    --------------
  Net increase in Class B capital shares
    outstanding..................................           354,573           425,781
                                                     --------------    --------------
                                                     --------------    --------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS FUND FOR INCOME, INC.

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is primarily to seek to earn a high level of current income and, to the extent possible, in view of that objective, secondarily to seek growth of capital.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the last bid price. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) was valued at the most recent bid price based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining bid values. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available, and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

Effective January 2, 1997, the Board of Directors approved a change in the pricing policy for certain securities. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) which had been valued at the last bid price, will be priced at the mean between the bid and asked prices.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1996, the Fund had capital loss carryovers of $669,293,833 of which $111,360,941 expires in 1997, $350,158,165 in 1998, $207,520,038 in 1999, and $254,689 in 2002.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are accrued daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

D. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS FUND FOR INCOME, INC.

statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1996, the Fund recognized $2,060,217 of dividend income from these taxable "pay in kind" distributions. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $19,257 against custodian charges based on the uninvested cash balances of the Fund.

2. SECURITIES TRANSACTIONS--For the year ended December 31, 1996, purchases and sales of securities, other than short-term United States Government obligations and short-term corporate notes, aggregated $123,192,676 and $134,383,313, respectively.

At December 31, 1996, the cost of investments for federal income tax purposes was $408,107,316. Accumulated net unrealized appreciation on investments was $20,685,039, consisting of $25,783,161 gross unrealized appreciation and $5,098,122 gross unrealized depreciation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

For the year ended December 31, 1996, FIC, as underwriter, received $339,449 in commissions after allowing $15,512 to other dealers. Shareholder servicing costs included $514,634 in transfer agent fees paid to ADM, and $191,587 in custodian fees paid to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee in an amount up to .30% of the average net assets of the Class A shares and up to 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund. However, pursuant to settlements entered into with various state regulators, the fee is limited to
 .15% for Class A and .85% for Class B until February 1, 1998. For the year ended December 31, 1996, this fee reduction amounted to $637,627 for Class A and $3,794 for Class B.

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1996, the Fund held thirteen 144A securities with an aggregate value of $21,004,250 representing 4.8% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The Fund's investment in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. CAPITAL--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally authorized, the Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS FUND FOR INCOME, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

------------------------------------------------------------------------------------
                                                           CLASS A
                                          ------------------------------------------
Year Ended December 31                      1996    1995   1994    1993         1992
------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Year......  $ 4.13  $ 3.81  $4.17  $ 3.89  $      3.69
                                          ------  ------  -----  ------  -----------
Income from Investment Operations
  Net investment income.................     .39     .38    .37     .39          .41
  Net realized and unrealized gain
    (loss) on investments...............     .14     .30   (.35)    .29          .19
                                          ------  ------  -----  ------  -----------
    Total from Investment Operations....     .53     .68    .02     .68          .60
                                          ------  ------  -----  ------  -----------
Less Distributions from:
  Net investment income.................     .37     .36    .38     .40          .40
  Capital surplus.......................      --      --     --      --           --
                                          ------  ------  -----  ------  -----------
    Total distributions.................     .37     .36    .38     .40          .40
                                          ------  ------  -----  ------  -----------
Net Asset Value, End of Year............  $ 4.29  $ 4.13  $3.81  $ 4.17  $      3.89
                                          ------  ------  -----  ------  -----------
                                          ------  ------  -----  ------  -----------
TOTAL RETURN (%)+.......................   13.40   18.54    .58   18.06        16.70
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in millions)...    $432    $425   $401    $431         $414
Ratio to Average Net Assets: (%)
  Expenses..............................    1.16    1.18   1.22    1.32         1.03
  Net investment income.................    9.27    9.53   9.34    9.54        10.63
Portfolio Turnover Rate (%).............      30      33     39      76           51

+ Calculated without sales charge
* For the period 1/12/95 (date Class B shares first offered) to 12/31/95
(a) Annualized

                       See notes to financial statements

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

------------------------------------------------------------------------------------------------------
                                                                                          CLASS B
                                                           CLASS A                   -----------------
                                          -----------------------------------------               1995
                                              1991     1990    1989    1988    1987    1996          *
------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Year......  $   2.98  $  4.16  $ 5.19  $ 5.15  $ 5.87  $ 4.13  $    3.81
                                          --------  -------  ------  ------  ------  ------  ---------
Income from Investment Operations
  Net investment income.................       .42      .53     .64     .69     .66     .38        .31
  Net realized and unrealized gain
    (loss) on investments...............       .78    (1.19)  (1.01)    .01    (.71)    .12        .33
                                          --------  -------  ------  ------  ------  ------  ---------
    Total from Investment Operations....      1.20     (.66)   (.37)    .70    (.05)    .50        .64
                                          --------  -------  ------  ------  ------  ------  ---------
Less Distributions from:
  Net investment income.................       .41      .52     .66     .66     .67     .35        .32
  Capital surplus.......................       .08       --      --      --      --      --         --
                                          --------  -------  ------  ------  ------  ------  ---------
    Total distributions.................       .49      .52     .66     .66     .67     .35        .32
                                          --------  -------  ------  ------  ------  ------  ---------
Net Asset Value, End of Year............  $   3.69  $  2.98  $ 4.16  $ 5.19  $ 5.15  $ 4.28  $    4.13
                                          --------  -------  ------  ------  ------  ------  ---------
                                          --------  -------  ------  ------  ------  ------  ---------
TOTAL RETURN (%)+.......................     42.84   (17.23)  (8.05)  14.22   (1.25)  12.51      17.46
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in millions)...      $429     $527  $1,321  $1,739  $1,620      $3         $2
Ratio to Average Net Assets: (%)
  Expenses..............................      1.18     1.27    1.02     .99    1.08    1.86       1.92(a)
  Net investment income.................     12.49    14.39   13.19   13.03   11.56    8.57       8.78(a)
Portfolio Turnover Rate (%).............        50       21      44      74      74      30         33

+ Calculated without sales charge
* For the period 1/12/95 (date Class B shares first offered) to 12/31/95
(a) Annualized

                       See notes to financial statements

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of First Investors Fund For Income, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Fund For Income, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Fund For Income, Inc. at December 31, 1996, and the results of its operations, changes in its net assets and financial highlights for the respective years presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 31, 1997

                     [This page intentionally left blank.]

FIRST INVESTORS FUND FOR INCOME, INC.

DIRECTORS
-------------------------------------------

JAMES J. COY

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

NANCY W. JONES
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS FUND FOR INCOME, INC.

SHAREHOLDER INFORMATION
-------------------------------------------
INVESTMENT ADVISER
FIRST INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST
INVESTORS
FUND FOR
INCOME, INC.

ANNUAL
REPORT



DECEMBER 31, 1996

Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following appears in a box to the left of the above language:

First Investors Logo (as described above)

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

The following appears in a box within the above box:

Our business is...putting investors first

The following appears on the bottom lefthand side:


FIFI065